STATE OF SOUTH CAROLINA
                             MOUNT VINTAGE LINKS AT
                            MOUNT VINTAGE PLANTATION
                             AN 18 HOLE GOLF COURSE
COUNTY OF EDGEFIELD              DESIGN CONTRACT


         THIS AGREEMENT, made and entered into this 17th day of March, 1998, by and between MV DEVELOPMENT COMPANY, LLC, hereinafter called Owners, and TOM JACKSON, INC., Golf Course Architect, 126 Pebble Creek Drive, Taylors, South Carolina 29687, hereinafter called Consultant.

                              W I T N E S S E T H:

         THAT WHEREAS, the Owner plans to develop a certain tract of land in Edgefield County adjacent to SC Highway 34, known as Mount Vintage Plantation; and
         WHEREAS, the Owner wishes to construct a golf course of eighteen (18) holes, hereinafter referred to as Mount Vintage Links at Mount Vintage Plantation; and
         WHEREAS, the Consultant is willing to furnish his services in connection with the design and planning of said golf course and the Owner desires to engage the services of the Consultant for that purpose.
         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, it is understood and agreed by and between the parties as follows:
A.       SCOPE OF SERVICES.
         1. The Consultant will act as agent for the Owner and will coordinate all surveying, permitting and engineering services for the project.

         2. The Consultant will prepare a Conceptual Master Plan for the project to include, but not limited to, an eighteen (18) hole golf course with related amenities, the residential streets, and all development parcels.

         3. The Consultant will prepare a plan for staking the golf course centerlines.

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         4.       The Consultant will walk the surveyed  centerlines of the golf course with the Owner to check for accuracy, and/or, if necessary, the Consultant will make any field changes that may be appropriate to improve the design of the golf course.

         5. Upon approval of the centerline locations, the Consultant will flag the clearing limit for the golf course construction.

         6. The Consultant will assist the Project Engineers with the preparation of the plans for the required permits to grade the golf course.

         7.       The   Consultant   will   prepare    Irrigation    Plans   and
                  Specifications for the golf course, and will generally inspect the installation work.

         8.       The   Consultant   will   prepare   bidding    documents   and
                  specifications for the construction of the golf course.

         9. The Consultant will generally manage the construction of the golf course as follows:

                  a. To act as agent for the Owner in all matters dealing with the design and construction of the golf course.

                  b. To assist the Owner in negotiating with the various contractors who will be performing the construction work.

                  c. To provide field sketches for the construction of the tees, traps and greens, fairways and other site features.

                  d. To provide on-site visits during the construction. These visits are to be on a bi-weekly basis or as needed by the Contractor.

         10. The Consultant will provide post-planning consultation to insure the course is grown-off in accordance with his design concepts.

         11. The Consultant will provide pre-opening consultation to mark traps and mow lines for tees, fairways and greens.

B.       PLANNING, ENGINEERING AND SURVEYING.

         1. As agent for the Owner, the Consultant will prepare a Request for Proposals to including Planning, Engineering and Surveying Services needed for permitting, design and construction of the golf course and residential development.


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         2.       As agent, the Consultant will obtain quotes from three or more qualified firms for these services and will submit a summary of the quotes and an award recommendation to the Owner for approval.

         3. As agent, the Consultant will prepare a contract for these services and will submit executed copies of said documents to the Owner for acceptance.

         4. Payments for Planning, Engineering and Surveying Services are not included in the fees of the Consultant's Design Contract. The Consultant will approve and submit monthly invoices to the Owner for these services, who will make direct payment to the firm providing the services.

C.       COMPENSATION.

         The Owner shall pay the Consultant One Hundred Ninety Thousand Dollars ($190,000.00) as compensation for the services to be performed as set forth above. This compensation shall include all the expenses incurred by the Consultant pursuant to the performances of his services.

D.       PAYMENTS.

         The Owner shall make payments for the Consultant's services at the time and at the rates herein set froth. The Consultant will furnish monthly reports to the Owner showing the percentage of work completed for items 1-4 below.

         1. Upon acceptance of the centerlines and the completion of the flagging for the fairway clearing, one payment of $15,000.00. Completion of this phase is scheduled for March 15, 1998.

         2. Upon completion of the schematic layout of the golf course drainage, one payment of $5,000.00. Completion of this phase is scheduled for April 1, 1998.

         3. Upon completion of the drainage plan for the entire site by the Owner's Engineers, one payment of $15,000.00. Completion of this phase is scheduled for May 1, 1998.

         4. Upon completion of the Irrigation Plans and Specifications, one payment of $10,000.00. Completion of this phase is scheduled for May 1, 1998.

         5. The balance of $145,000.00 will be payable in ten (10) monthly installments of $14,500.00 beginning on the date that construction commences. The final monthly installment of the unpaid balance, whichever is greater, will be due upon completion of the grassing.

E.       DEFAULT.

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         1.       If, for whatever reason, it becomes necessary to stop all work on the project, the Owner shall notify the Consultant of such action in writing. The Owner shall pay the Consultant for services completed through the date of default, and the Consultant's services will be suspended. The amount due the Consultant will be based on the monthly reports submitted to the Owner by the Consultant.

         2. It is understood, however, that a temporary delay in work does not necessarily mean that the Consultant's services are terminated permanently. The Owner will honor the remaining financial terms of this agreement if the Owner resumes construction on the golf course.

F.       ADVERTISING, MARKETING AND MEMBERSHIP.

         The Owner hereby agrees to use the name of Tom Jackson, Inc., Golf Course Architect, and Consultant agrees to allow his name to be used in advertising and marketing materials that relate to the design of this facility. Nothing herein shall limit Owner's ability to have other affiliations which may also be used in advertising and marketing this facility.

IN TESTIMONY WHEREOF, the parties hereto have executed this AGREEMENT under the seal the day and year first above written.

ATTEST:

WITNESS:  _________________________         FOR: TOM JACKSON, INC.
                                                 /s/ Thomas R. Jackson, Jr.
                                                 ----------------------------
                                                     Thomas R. Jackson, Jr.


                                                 ----------------------------
                                                     President

WITNESS: /s/ Tyra B. Miller                 FOR:     MV DEVELOPMENT COMPANY, LLC
         ---------------------------
                                                 /s/ Bettis Rainsford
                                                 ----------------------------
                                                     Name

                                                     MEMBER
                                                 ----------------------------
                                                     Title

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